EIGHTH AMENDMENT OF LEASE

     Eighth Amendment of Lease dated September 3, 1997 by and between Net Realty Holding Trust, c/o Net Properties Management, Inc., 535 Boylston Street, Boston, Massachusetts 02116 (hereinafter "Landlord") and First Lehigh Bank, 500 Main Street, Walnutport, Pennsylvania 18088 (hereinafter "Tenant").

     WHEREAS, Janice H. Levin and the Estate of Philip J. Levin, Landlord's predecessor in interest, and The Savings Fund Society of Germantown and its Vicinity entered into a lease dated July 31, 1974 (hereinafter the "Lease") with respect to the premises occupied by Tenant and located at Lehigh Shopping Center, Union Boulevard and Pennsylvania Avenue, Bethlehem, Pennsylvania 18018; and

     WHEREAS, The Savings Fund Society of Germantown and its Vicinity assigned its interest in the Lease to Tenant by Assignment dated September 30, 1986; and

     WHEREAS, the Lease was amended by a First Amendment of Lease dated January 20, 1975, and a Second Amendment of Lease dated June 22, 1984, and a Third Amendment of Lease dated July 11, 1989, and a Fourth Amendment of Lease dated August 6, 1991, and a Fifth Amendment of Lease dated August 26, 1991, and a Sixth Amendment of Lease dated August 18, 1993, and a Seventh Amendment of Lease dated September 15, 1995; and

     WHEREAS, the parties desire to revive and amend the terms of said Lease;

     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the Lease is hereby amended as follows:

     1. The term of the Lease is hereby extended for a two (2) year period commencing September 1, 1997 and terminating August 31, 1999.

     2. The Lease is hereby amended to provide that Tenant's minimum rent shall be as follows for the period indicated:

--------------------------------------------------------------------------------
Period                                         Monthly                  Annual
--------------------------------------------------------------------------------
September 1, 1997 - August 31, 1999           $2,479.17               $29,750.00
--------------------------------------------------------------------------------

          Notwithstanding the foregoing, Tenant shall have a concession for the payment of minimum rent for the period beginning September 1, 1997 and ending October 31, 1997, provided that Tenant fully and faithfully complies with all of its obligations as set forth in the Lease. In the event that Tenant fails to so comply, the rent concession shall terminate and come to an end, and Tenant shall immediately become responsible for the payment of minimum rent without any concession or deduction whatsoever.

     3. Tenant acknowledges that Landlord has relied on the representations set forth in the ERISA Certificate, signed by Tenant simultaneously herewith and, in the event Tenant fails to sign the ERISA Certificate or any of the representations set forth by Tenant in the ERISA Certificate are found to be untrue, Landlord shall have the right to terminate the Lease by giving Tenant thirty (30) days written notice and, upon such termination, the Lease shall terminate and come to an end without any further liability between Landlord and Tenant except Tenant shall be responsible for any penalties or damages incurred by Landlord as a result of Tenant's failure to comply with its obligations under this paragraph.

     4. Except as otherwise provided herein, all other terms and conditions of the Lease shall be deemed to be incorporated herein and made part of this agreement and shall continue in full force and effect.


First Lehigh Bank
8-22-97


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     5.   The submission of this Amendment for examination does not constitute an offer to lease the Premises and shall vest no right in either party. This Amendment shall become effective only upon execution and legal delivery thereof by Landlord and Tenant. This Amendment may be executed in more than one counterpart, and each such counterpart shall be deemed to be an original document.


                                            Net Realty Holding Trust

Witnesses for Landlord:


/s/ [CLIENT SUPPLY]                         By: /s/ Thomas C. Prendergast
----------------------------------              -------------------------------
                                                Thomas C. Prendergast
/s/ [CLIENT SUPPLY]                             Authorized Representative
----------------------------------


                                            First Lehigh Bank

Witnesses for Tenant:


/s/ [CLIENT SUPPLY]                         By: /s/ George M. Baltozer
----------------------------------              -------------------------------
                                            Name: /s/ George M. Baltozer
                                                  -----------------------------
/s/ [CLIENT SUPPLY]                         Its:  Executive Vice President
----------------------------------                -----------------------------


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